UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	3

Signatures	4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2010, Optical Cable Corporation (“OCC”) announced that William R. Reynolds was retiring from the Company effective December 17, 2010. Mr. Reynolds currently serves as the Senior Vice President of OCC. Mr. Reynolds joined OCC as a Senior Vice President on May 30, 2008 in connection with the Company’s acquisition of Superior Modular Products Incorporated (doing business as SMP Data Communications).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: November 18, 2010

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